Registration Statement No. 333-181403
Registration Statement No. 333-171321
Registration Statement No. 333-115123
Registration Statement No. 333-13359
Registration Statement No. 333-171295
Registration Statement No. 333-165153
Registration Statement No. 333-159174
Registration Statement No. 333-152966
Registration Statement No. 333-142980
Registration Statement No. 333-133830
Registration Statement No. 333-128427
Registration Statement No. 333-102747
Registration Statement No. 333-81414
Registration Statement No. 333-56244
Registration Statement No. 333-44212
Registration Statement No. 333-40508
Registration Statement No. 333-45118
Registration Statement No. 333- 48110
Registration Statement No. 333-35276
Registration Statement No. 333-34622
Registration Statement No. 333-94999
Registration Statement No. 333-92885
Registration Statement No. 333-87039
Registration Statement No. 333-55991
Registration Statement No. 333-55983
Registration Statement No. 333-13387
Registration Statement No. 333-34671
Registration Statement No. 333-13357
Registration Statement No. 33-62566
Registration Statement No. 33-41027
Registration Statement No. 33-94790
Registration Statement No. 33-80988

As filed with the Securities and Exchange Commission on January 27, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-181403

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-171321

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-115123

POST-EFFECTIVE AMENDMENT NO. 3 TO FORM S-8 REGISTRATION STATEMENT NO. 333-13359

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-171295

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-165153

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-159174

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-152966

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-142980

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-133830

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-128427

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-102747

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-81414

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-56244

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-44212

POST-EFFECTIVE AMENDMENT NO. 3 TO FORM S-8 REGISTRATION STATEMENT NO. 333-40508

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-45118

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333- 48110

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-35276

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-34622

POST-EFFECTIVE AMENDMENT NO. 3 TO FORM S-8 REGISTRATION STATEMENT NO. 333-94999

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-92885

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-87039

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-55991

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-55983

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-13387

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-34671

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-13357

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-62566

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 33-41027

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-94790

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-80988

UNDER THE SECURITIES ACT OF 1933

MICROSEMI STORAGE SOLUTIONS, INC. (f/k/a PMC-SIERRA, INC.)

(Exact name of registrant as specified in its charter)

Delaware	94-2925073
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1380 Bordeaux Drive

Sunnyvale, California 94089
(Address of Principal Executive Offices) (Zip Code)

2008 EQUITY PLAN

WINTEGRA, INC. 2006 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

2001 STOCK OPTION PLAN

1991 EMPLOYEE STOCK PURCHASE PLAN

1994 INCENTIVE STOCK PLAN

PASSAVE, INC. 2003 ISRAELI SHARE OPTION PLAN

PASSAVE, INC. 2005 U.S. STOCK INCENTIVE PLAN

ASSUMED DATUM TELEGRAPHIC INC. OPTIONS

MALLEABLE TECHNOLOGIES, INC. 1998 STOCK INCENTIVE

QUANTUM EFFECT DEVICES, INC. 1999 EQUITY INCENTIVE PLAN

QUANTUM EFFECT DEVICES, INC. 1999 NON-EMPLOYEE DIRECTORS STOCK OPTIONS PLAN

QUANTUM EFFECT DEVICES, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN

SWITCHON NETWORKS, INC. 1998 STOCK

AANETCOM, INC. STOCK OPTION PLAN

EXTREME PACKET DEVICES INC. 1999 STOCK OPTION PLAN

ABRIZIO INC. 1997 STOCK OPTION PLAN

1998 PMC-SIERRA (MARYLAND), INC. STOCK OPTION PLAN

PMC-SIERRA, INC. (PORTLAND) 1996 STOCK OPTION PLAN

1992 SUBSIDIARY STOCK PLAN

1987 INCENTIVE STOCK PLAN
(Full title of the plans)

Paul Pickle

President

Microsemi Storage Solutions, Inc.

One Enterprise

Aliso Viejo, California 92656

(949) 380-6100
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

John W. Hohener Executive Vice President, Chief Financial Officer, Secretary and Treasurer Microsemi Corporation One Enterprise Aliso Viejo, California 92656 (949) 380-6100	Warren Lazarow Paul Scrivano O’Melveny & Myers LLP 2765 Sand Hill Road Menlo Park, California 94025 (650) 473-2600

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company:

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

DEREGISTRATION OF UNSOLD SECURITIES

These Post-Effective Amendments (these “Post-Effective Amendments”), filed by Microsemi Storage Solutions, Inc. (f/k/a PMC-Sierra, Inc.), a Delaware corporation (the “Registrant”), to withdraw from registration any and all securities of the Registrant registered thereunder (the “Securities”) which have not been sold under the following Registration Statements on Form S-8 (each, a “Registration Statement”, and collectively, the “Registration Statements”) filed by the Registrant with the U.S. Securities and Exchange Commission (the “Commission”):

•	Registration Statement on Form S-8 (No. 333-181403), pertaining to the registration of 9,500,000 shares of the Registrant’s common stock, $0.001 par value per share (the “Shares”), issuable under the 2008 Equity Plan, which was filed with the Commission on May 14, 2012.

•	Registration Statement on Form S-8 (No. 333-171321), pertaining to the registration of 12,000,000 Shares, issuable under the 2011 Employee Stock Purchase Plan, as amended, which was filed with the Commission on December 21, 2010.

•	Registration Statement on Form S-8 (No. 333-115123), pertaining to the registration of 20,460,298 Shares, issuable under the 1991 Employee Stock Purchase Plan, 1994 Incentive Stock Plan, 2001 Stock Option Plan or 2008 Equity Plan, which was filed with the Commission on May 3, 2004 and amended on December 21, 2010.

•	Registration Statement on Form S-8 (No. 333-13359 ), pertaining to the registration of 800,000 Shares, issuable under the 1994 Incentive Stock Plan, 2001 Stock Option Plan or 2008 Equity Plan, which was filed with the Commission on October 3, 1996, and amended on August 29, 1997 and December 21, 2010.

•	Registration Statement on Form S-8 (No. 333-171295), pertaining to the registration of 1,137,572 Shares and 1,137,572 rights to purchase series A participating preferred stock of PMC-Sierra, Inc. issuable under the Wintegra, Inc. 2006 Amended and Restated Equity Incentive Plan, which was filed with the Commission December 20, 2010.

•	Registration Statement on Form S-8 (No. 333-165153), pertaining to the registration of 2,000,000 Shares, issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on March 2, 2010.

•	Registration Statement on Form S-8 (No. 333-159174), pertaining to the registration of 2,000,000 Shares, issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on May 12, 2009.

•	Registration Statement on Form S-8 (No. 333-152966), pertaining to the registration of 2,000,000 Shares, issuable under the 1991 Employee Stock Purchase Plan and 30,000,000 Shares, issuable under the 2008 Equity Plan, which was filed with the Commission on August 12, 2008.

•	Registration Statement on Form S-8 (No. 333-142980), pertaining to the registration of 3,833,441 Shares, issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on May 15, 2007.

•	Registration Statement on Form S-8 (No. 333-133830), pertaining to the registration of 7,510,032 Shares, issuable under the Passave, Inc. 2003 Israeli Share Option Plan and the Passave, Inc. 2005 U.S. Stock Incentive Plan, which was filed with the Commission on May 5, 2006.

•	Registration Statement on Form S-8 (No. 333-128427), pertaining to the registration of 1,785,620 Shares, issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on September 19, 2005.

•	Registration Statement on Form S-8 (No. 333-102747), pertaining to the registration of 8,372,092 Shares, issuable under the 1994 Incentive Stock Plan and 1,674,418 Shares issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on January 27, 2003.

•	Registration Statement on Form S-8 (No. 333-81414), pertaining to the registration of 8,284,696 Shares, issuable under the 1994 Incentive Stock Plan and 1,656,939 Shares issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on January 25, 2002.

•	Registration Statement on Form S-8 (No. 333-56244), pertaining to the registration of 8,111,005 Shares, issuable under the 1994 Incentive Stock Plan and 1,622,201 Shares issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on February 26, 2001.

•	Registration Statement on Form S-8 (No. 333-44212), pertaining to the registration of 40,701 Shares, issuable pursuant to the assumed Datum Telegraphic Inc. Options, which was filed with the Commission on August 21, 2000 and amended on November 3, 2000.

•	Registration Statement on Form S-8 (No. 333-40508), pertaining to the registration of 670,385 Shares, issuable under Malleable Technologies, Inc. 1998 Stock Incentive Plan, which was filed with the Commission on June 29, 2000 and amended on August 25, 2000 and on November 3, 2000.

•	Registration Statement on Form S-8 (No. 333-45118), pertaining to the registration of 3,016,073 Shares, issuable under the Quantum Effect Devices, Inc. 1999 Equity Incentive Plan, Quantum Effect Devices, Inc. 1999 Non-Employee Directors Stock Options Plan or Quantum Effect Devices, Inc. 1999 Employee Stock Purchase Plan, which was filed with the Commission on September 1, 2000 and amended on November 3, 2000.

•	Registration Statement on Form S-8 (No. 333- 48110), pertaining to the registration of 647,591 Shares, issuable under the SwitchOn Networks, Inc. 1998 Stock Plan, which was filed with the Commission on October 17, 2000.

•	Registration Statement on Form S-8 (No. 333-35276), pertaining to the registration of 282,263 Shares, issuable under the AANetcom, Inc. Stock Option Plan, which was filed with the Commission on April 20, 2000.

•	Registration Statement on Form S-8 (No. 333-34622), pertaining to the registration of 323,840 Shares, issuable under the Extreme Packet Devices Inc. 1999 Stock Option Plan, which was filed with the Commission April 12, 2000.

•	Registration Statement on Form S-8 (No. 333-94999), pertaining to the registration of 2,735,008 Shares, issuable under the 1994 Incentive Stock Plan and 683,752 Shares issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on January 19, 2000.

•	Registration Statement on Form S-8 (No. 333-92885), pertaining to the registration of 2,514,028 Shares, issuable under the 1994 Incentive Stock Plan and 628,506 Shares issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on December 16, 1999.

•	Registration Statement on Form S-8 (No. 333-87039), pertaining to the registration of 948,821 Shares, issuable under the Abrizio Inc. 1997 Stock Option Plan, which was filed with the Commission on September 13, 1999.

•	Registration Statement on Form S-8 (No. 333-55991), pertaining to the registration of 1,100,000 Shares, issuable under the 1994 Incentive Stock Plan and 250,000 Shares issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on June 3, 1998.

•	Registration Statement on Form S-8 (No. 333-55983), pertaining to the registration of 214,414 Shares, issuable under The 1998 PMC-Sierra (Maryland), Inc. Stock Option Plan, which was filed with the Commission on June 3, 1998.

•	Registration Statement on Form S-8 (No. 333-13387), pertaining to the registration of 240,000 Shares, issuable under the 1991 Employee Stock Purchase Plan, which was filed with the Commission on October 3, 1996 and amended on August 29, 1997.

•	Registration Statement on Form S-8 (No. 333-34671), pertaining to the registration of 500,000 Shares, issuable under the 1994 Incentive Stock Plan, which was filed with the Commission on October 3, 1996 and amended on August 29, 1997.

•	Registration Statement on Form S-8 (No. 333-13357), pertaining to the registration of 450,000 Shares, issuable under the PMC-Sierra, Inc. (Portland) 1996 Stock Option Plan, which was filed with the Commission on October 3, 1996.

•	Registration Statement on Form S-8 (No. 33-62566), pertaining to the registration of 400,000 Shares, issuable under the 1987 Incentive Stock Plan, which was filed with the Commission on May 12, 1993.

•	Registration Statement on Form S-8 (No. 33-41027), pertaining to the registration of 1,559,206 Shares, issuable under the 1987 Incentive Stock Plan and 1991 Employee Stock Purchase Plan, which was filed with the Commission on June 3, 1991.

•	Registration Statement on Form S-8 (No. 33-94790), pertaining to the registration of 800,000 Shares, issuable under the 1994 Incentive Stock Plan, which was filed with the Commission on July 20, 1995.

•	Registration Statement on Form S-8 (No. 33-80988), pertaining to the registration of 160,000 Shares, issuable under 1991 Employee Stock Purchase Program, which was filed with the Commission on June 30, 1994.

Pursuant to the Agreement and Plan of Merger, dated as of November 24, 2015 (the “Merger Agreement”), by and among Microsemi Corporation, a Delaware corporation (“Microsemi”), Lois Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of Microsemi (the “Offeror”) and the Registrant, the Offeror was merged with and into the Registrant (the “Merger”), with the Registrant continuing as the surviving corporation and a wholly owned subsidiary of Microsemi. The Merger became effective on January 15, 2016.

In connection with the closing of the Merger, the offerings pursuant to the Registration Statements have been terminated. In accordance with undertakings made by the Registrant in the Registration Statements to remove from registration, by means of a post-effective amendment, any of the securities that remain unsold at the termination of the offerings, the Registrant hereby removes from registration all Securities registered under the Registration Statements but not sold under the Registration Statements, if any. The Registration Statements are hereby amended, as appropriate, to reflect the deregistration of such securities.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused these Post-Effective Amendments to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Aliso Viejo, State of California, on January 27, 2016.

MICROSEMI STORAGE SOLUTIONS, INC (f/k/a
PMC-Sierra, Inc.)

By:	/s/ John W. Hohener
Name:	John W. Hohener
Title:	Chief Financial Officer and Treasurer

Note: No other person is required to sign these Post-Effective Amendments in reliance upon Rule 478 under the Securities Act of 1933, as amended.

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